UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-1936

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2021, the Board of Directors (the “Board”) of NCR Corporation, a Maryland corporation (the “Company”), amended and restated the Company’s Bylaws (the “Amended Bylaws”) as summarized below.

•

Section 4 of Article I was amended to provide that a nominee for election as a director will be elected only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present; provided, however, that directors will be elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present for which the number of nominees is greater than the number of directors to be elected at the meeting. Prior to the adoption of the Amended Bylaws, directors were elected only by the majority of votes cast.

•	Section 6 of Article I was amended to incorporate clarifications and enhancements regarding the conduct and administration of stockholder meetings.

•	Article I was amended to add a new Section 12 regarding inspectors for meetings.

•	Article II was amended to add a new Section 12 providing clarity on the procedures for filling vacancies on the Board.

In addition to the amendments described above, the Amended Bylaws also include certain changes to (i) clarify language, (ii) conform language more closely to Maryland law, and (iii) make various ministerial changes.

The foregoing description is qualified in all respects by reference to the full text of the Amended Bylaws, effective July 21, 2021, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is attached with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Bylaws of NCR Corporation, as amended and restated effective July 21, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR CORPORATION

Date: July 27, 2021	By:	/s/ James M. Bedore
James M. Bedore
Executive Vice President, General Counsel & Secretary